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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 31, 2023
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Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 8.01.	Other Events.
As described more fully in Note 15 to the consolidated financial statements of the Form 10-K for the year ended December 31, 2022, filed by Anywhere Real Estate Inc. (the “Company”), under the caption “Commitments and Contingencies—Litigation—Antitrust Litigation,” the Company, various national brokerage franchisors and other industry organizations are named defendants in several putative class action lawsuits that allege violation of certain state and federal antitrust laws, including the action captioned Moehrl, Cole, Darnell, Ramey, Umpa and Ruh v. The National Association of Realtors, Realogy Holdings Corp., Homeservices of America, Inc., BHH Affiliates, LLC, The Long & Foster Companies, Inc., RE/MAX LLC, and Keller Williams Realty, Inc. (which has also been referred to as the Moehrl litigation).

On March 29, 2023, the U.S. District Court for the Northern District of Illinois granted class certification to the Moehrl plaintiffs. The Court certified a damages class covering sellers of residential real estate (with certain exceptions) who paid a commission to a brokerage affiliated with a corporate defendant between March 6, 2015 and December 31, 2020 in any of 20 multiple listing services (“MLSs”) located in various parts of the country, including an estimated five of the country’s ten largest MLSs. This class is substantially larger than the class certified in the pending antitrust litigation in the U.S. District Court for the Western District of Missouri (Burnett, Hendrickson, Breit, Trupiano, and Keel v. The National Association of Realtors, Realogy Holdings Corp., Homeservices of America, Inc., BHH Affiliates LLC, HSF Affiliates, LLC, RE/MAX LLC, and Keller Williams Realty, Inc.). The Court also certified an injunctive class covering current and future owners of residential real estate in the covered jurisdictions who are presently listing or will in the future list their home for sale in one of the 20 MLSs.

The Company intends to promptly petition the United States Court of Appeals for the Seventh Circuit to pursue an interlocutory appeal of the decision on class certification, but there is no assurance such appeal will be granted. The Company disputes the plaintiffs’ allegations against it in the Moerhl action and the other pending antitrust litigation, believes that it has substantial defenses to both liability and damage assertions, and is vigorously defending these actions.

Litigation is inherently unpredictable and subject to substantial uncertainties and unfavorable resolutions could occur. Adverse developments or outcomes in current or future litigation, in particular pending antitrust and Telephone Consumer Protection Act litigation could have a material adverse effect on our business, results of operations or financial condition, either individually or in the aggregate.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 31, 2023